UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 27, 2015

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265
1-4117	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370
0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2015, the Boards of Directors (the “Boards”) of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company (collectively, the “Company”) appointed Deborah B. Dunie, 52, and Thomas F. O’Toole, 57, as members of the Boards effective July 27, 2015.

Ms. Dunie retired in 2014 from her position as Executive Vice President and Chief Technology Officer of CACI International Inc., an information solutions and services company in the government sector. She held that position since 2006. Prior to that, she served in various key information policy positions in government and private businesses such as the Department of Defense - Office of the Secretary of Defense, Oracle Corporation, Raytheon Company, Martin Marietta (now part of Lockheed Martin), General Electric and ITT Corporation. She has served on the board of directors of Science Applications International Corporation, an engineering and information technology provider, since 2015.

Mr. O’Toole has served as Senior Vice President and Chief Marketing Officer and President, MileagePlus of United Continental Holdings, Inc., a global air carrier since 2015. He previously served United as Senior Vice President, Marketing and Loyalty and President, MileagePlus from 2012 to 2014; Chief Operating Officer, MileagePlus from 2010 to 2012 and Chief Marketing Officer in 2010. Before his time at United, Mr. O’Toole led marketing for over 13 years at Hyatt Hotels Corporation, serving as Chief Marketing Officer, preceded by marketing leadership positions at Renaissance Hotels International and Stouffer Hotels.

Ms. Dunie will serve on the Compensation and Personnel Committee and the Safety, Environmental, Policy and Operations Committee of each Board. Mr. O’Toole will serve on the Audit Committee and the Safety, Environmental, Policy and Operations Committee of each Board. Both directors will receive compensation as non-employee directors in accordance with the Company’s non-employee director compensation practices as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 24, 2015.

Ms. Dunie and Mr. O’Toole will each hold office until the Company’s 2016 Annual Meeting of Shareowners, and are expected to be nominated for election as directors at that meeting to serve for three-year terms expiring at the Company’s 2019 Annual Meeting of Shareowners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: July 27, 2015	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: July 27, 2015	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: July 27, 2015	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary